Fees Summary	Jan. 08, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	214,666.32
Total Transaction Valuation	1,554,426,654.40
Total Offset Amount	0.00
Net Fee	$ 214,666.32